UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): October 31, 2018

Linde plc

(Exact name of registrant as specified in its charter)

Ireland	001-38730	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Priestley Centre

10 Priestley Road

Surrey Research Park

Guildford, Surrey GU2 7XY

United Kingdom

(Address of principal executive offices)(Zip Code)

+44 1483 242200

(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01.	Financial Statements and Exhibits.

On October 31, 2018, Praxair, Inc., a Delaware corporation (“Praxair”), and Linde Aktiengesellschaft, a stock corporation incorporated under the laws of Germany (“Linde AG”), combined under Linde plc (the “Company”), as contemplated by the business combination agreement, dated June 1, 2017, as amended on August 10, 2017 (the “Business Combination Agreement”), by and among the Company, Praxair, Linde AG, Zamalight Holdco LLC and Zamalight Subco, Inc. (the “Business Combination”). Pursuant to the Business Combination Agreement, (i) Praxair became an indirect wholly-owned subsidiary of the Company through the merger of Zamalight Subco, Inc., an indirect wholly-owned Delaware subsidiary of the Company with and into Praxair, and (ii) Linde AG became an indirect subsidiary of the Company through an exchange offer by the Company for each issued and outstanding bearer share of Linde AG. On October 31, 2018, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) that established the Company as the successor issuer to Praxair under the Securities Exchange Act of 1934, as amended. The Company’s Current Report on Form 8-K is hereby amended by this Current Report on Form 8-K/A in accordance with the requirements of Item 9.01 of Form 8-K.

(a) Financial Statements of Business Acquired.

The required audited consolidated financial statements of Linde AG and the unaudited condensed consolidated financial statements of Linde AG as of and for the six months ended June 30, 2018, in each case including the notes related thereto, were filed with the SEC as Exhibit 99.3 to the Company’s Current Report on Form 8-K on October 31, 2018.

On November 14, 2018, Linde AG published unaudited interim financial information for the nine months ended September 30, 2018. The unaudited interim financial information is filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The required unaudited pro forma combined financial information is filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Linde AG unaudited interim financial information.

99.2	Unaudited pro forma combined financial information.

Forward-looking Statements

This Current Report on Form 8-K/A, including Exhibits 99.1 and 99.2 hereto, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on our beliefs and assumptions on the basis of factors currently known to us. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, potential, forecast, and similar expressions. These forward-looking statements include, but are not limited to, statements regarding benefits of the business combination, integration plans and expected synergies, and anticipated future growth, financial and operating performance and results. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted or expected. No assurance can be given that these forward-looking statements will prove accurate and correct, or that projected or anticipated future results will be achieved. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: regulatory or other limitations imposed as a result of the business combination; the ability to successfully integrate the Praxair and Linde AG businesses; the risk that the consummation of the business combination could have adverse effects on the market price of Linde plc’s or Linde AG’s shares or the ability of the companies to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that Linde plc may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; state, provincial, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, have an effect on rate structure, and affect the speed at and degree to which competition enters the industrial gas, engineering and healthcare industries; outcomes of litigation and regulatory investigations, proceedings or inquiries; the timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates; general economic conditions, including the risk of a prolonged economic slowdown or decline, or the risk of delay in a recovery, which can affect the long-term demand for industrial gas, engineering and healthcare and related services; potential effects arising from terrorist attacks and any consequential or other hostilities; changes in environmental, safety and other laws and regulations; the development of alternative energy resources; results and costs of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general market and economic conditions; increases in the cost of goods and services required to complete capital projects; the effects of accounting pronouncements issued periodically by accounting standard-setting bodies; conditions of the debt and capital markets; market acceptance of and continued demand for the companies’ products and services; changes in tax laws, regulations or interpretations that could increase Praxair’s, Linde AG’s or Linde plc’s consolidated tax liabilities; and such other factors as are set forth in Linde’s annual and interim financial reports made publicly available and Praxair’s and Linde plc’s public filings made with the SEC from time to time, including but not limited to those described under the heading “Risk Factors” in Linde plc’s European Listing Prospectus, published on October 24, 2018, and Item 8.01 of Linde plc’s Current Report on Form 8-K filed with the SEC on October 31, 2018, which is available via the SEC’s Web site at www.sec.gov. The foregoing list of risk factors is not exhaustive. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Linde plc, Praxair or Linde AG has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to Linde plc, Praxair and Linde AG on the date hereof, and each of Linde plc, Praxair and Linde AG disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

By:	/s/ Guillermo Bichara
Name:	Guillermo Bichara
Title:	General Counsel

Date: December 6, 2018